SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2005

Wells Real Estate Fund IV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20103	58-1915128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the 4400 Cox Road

On June 21, 2005, Fund III and Fund IV Associates (“Fund III-IV Associates”), a joint venture between Wells Real Estate Fund III, L.P. and Wells Real Estate Fund IV, L.P. (the “Registrant”), sold a two-story office building containing approximately 41,700 rentable square feet located in Richmond, Virginia (“4400 Cox Road”) to ASI Partners, LLC, which is the sole owner of Apex Systems, Inc. (“Apex”), the majority tenant which leases approximately 65% of 4400 Cox Road, for a gross sales price of $6,500,000, less closing costs.

The Registrant holds an equity interest of approximately 43% in Fund III-IV Associates. The net sale proceeds allocable to the Registrant as a result of the sale of 4400 Cox Road were approximately $2.7 million. The Registrant expects a gain allocation of approximately $0.6 million from the sale of 4400 Cox Road. The gain allocated as a result of the sale of 4400 Cox Road may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2005	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2005	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IV, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: June 27, 2005

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WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2005.

The following unaudited pro forma balance sheet as of March 31, 2005 has been prepared to give effect to the sale of a two-story office building containing approximately 41,700 square feet located in Richmond, Virginia (“4400 Cox Road”) by Fund III and Fund IV Associates (“Fund III-IV Associates”), a joint venture between Wells Real Estate Fund III, L.P. and the Registrant as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2005. The Registrant holds an equity interest of approximately 43% in Fund III-IV Associates, which owned 100% of 4400 Cox Road. Fund III-IV Associates sold 4400 Cox Road on June 21, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sale of Stockbridge Village Shopping Center (“Prior Disposition”), and 4400 Cox Road as if the dispositions occurred on January 1, 2004. Fund III-IV Associates sold the Stockbridge Village Shopping Center on April 29, 2004. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of Prior Disposition or 4400 Cox Road if the transactions had occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the three months ended March 31, 2005 has been prepared to give effect to the sale of the 4400 Cox Road as if the disposition occurred on January 1, 2004. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the 4400 Cox Road if the transaction had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Prior Disposition and 4400 Cox Road been consummated as of January 1, 2004.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

March 31, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$5,090,621	$(1,935,460	)(b)	$3,155,161
Cash and cash equivalents	999,495	2,661,164	(c)	3,660,659
Due from joint ventures	0	0		0

Total assets	$6,090,116	$725,704		$6,815,820

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$10,397	$0		$10,397
Due to affiliates	5,658	0		5,658

Total liabilities	16,055	0		16,055

Partners’ capital:
Limited partners:
Class A – 1,322,909 units outstanding	6,074,061	635,828	(d)	6,709,889
Class B – 38,551 units outstanding	0	89,876	(d)	89,876
General partners	0	0		0

Total partners’ capital	6,074,061	725,704		6,799,765

Total liabilities and partners’ capital	$6,090,116	$725,704		$6,815,820

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2005.
(b)	Reflects the Registrant’s investment in the net assets of 4400 Cox Road that were sold. This adjustment is calculated as the Registrant’s pro rata share of the allocated gain related to the sale of 4400 Cox Road of $725,704 less the Registrant’s pro rata share of the assumed distribution of net sale proceeds, less property related liabilities, from the sale of 4400 Cox Road of $(2,661,164).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net sale proceeds, less property related liabilities, from Fund III -IV Associates as a result of the sale of 4400 Cox Road.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 4400 Cox Road. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Disposition		4400 Cox Road
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$1,834,093	$(2,124,546	)(b)	$97,335	(c)	$(193,118)

EXPENSES:
Partnership administration	92,938	0		0		92,938
Legal and accounting	40,017	0		0		40,017
Other general and administrative	1,912	0		0		1,912

Total expenses	134,867	0		0		134,867
INTEREST AND OTHER INCOME	44,164	0		0		44,164

NET INCOME (LOSS)	$1,743,390	$(2,124,546)		$97,335		$(283,821)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,612,375	$(1,895,327)		$57,721		$(225,231)

CLASS B	$131,015	$(229,219)		$39,614		$(58,590)

NET INCOME (LOSS) PER LIMITED PARTNER UNIT:
CLASS A	$1.22	$(1.43)		$0.04		$(0.17)

CLASS B	$3.40	$(5.95)		$1.03		$(1.52)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909					1,322,909

CLASS B	38,551					38,551

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund III-IV Associates earned by the Registrant related to Stockbridge Village Shopping Center, which was sold on April 29, 2004.
(c)	Reflects the reduction of equity in income of Fund III-IV Associates earned by the Registrant related to 4400 Cox Road for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 4400 Cox Road if the transaction had occurred on January 1, 2004.

See accompanying notes.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES:	$(29,052)	$(5,527	)(b)	$(34,579)

EXPENSES:
Partnership administration	19,744	0		19,744
Legal and accounting fees	7,920	0		7,920
Other general and administrative	249	0		249

Total expenses	27,913	0		27,913
OTHER INCOME	8,701	0		8,701

NET LOSS	$(48,264)	$(5,527)		$(53,791)

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$(48,264)	$(5,527)		$(53,791)

NET LOSS PER LIMITED PARTNER UNIT:
CLASS A	$(0.04)			$(0.04)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909			1,322,909

CLASS B	38,551			38,551

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the three months ended March 31, 2005.
(b)	Reflects the reduction of equity in income of Fund III-IV Associates earned by the Registrant related to 4400 Cox Road for the three months ended March 31, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 4400 Cox Road if the transaction had occurred on January 1, 2004.

See accompanying notes.

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